UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2011

CALIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California		94954
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 766-3000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 27, 2011, Calix, Inc. (the “Company”) issued a press release setting the announcement date for release of the Company’s earnings for the third fiscal quarter ended September 24, 2011, and providing preliminary estimates of such quarterly earnings.

The above description is qualified by reference to the Company’s press release, dated September 27, 2011, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this filing, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 27, 2011 setting earnings announcement date, and providing preliminary estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2011	CALIX, INC.

	By:	/s/ Michael Ashby
Michael Ashby
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 27, 2011 setting earnings announcement date, and providing preliminary estimates.